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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 2001



                          SWIFT TRANSPORTATION CO, INC.
             (Exact Name of Registrant as Specified in its Charter)



         NEVADA                        0-18605                   86-0666860
(State or other jurisdiction of      (Commission               (I.R.S Employer
incorporation or organization)       File Number)           (Identification No.)


                             2200 South 75th Avenue
                             Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 269-9700
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

     On June 6, 2001, Swift issued a press release announcing that its earnings results for the second quarter of 2001 are expected to be below analyst's expectations. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. EXHIBITS.

     (c) Exhibits

         99.1       Press Release of Swift Transportation Co., Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SWIFT TRANSPORTATION CO., INC


Date: June 8, 2001                     By /s/ William F. Riley III
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                                          William F. Riley III
                                          Senior Executive Vice President,
                                          Chief Financial Officer and Secretary

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